                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Dave & Buster's, Inc. (the "Company") on Form 10-Q for the period ended November 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report), I, David O. Corriveau, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: December 17, 2002


/s/ David O. Corriveau
----------------------
David O. Corriveau
Co-Chief Executive Officer